INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED NOVEMBER 18, 2024 TO THE PROSPECTUSES
DATED DECEMBER 20, 2023, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco ESG S&P 500 Equal Weight ETF (RSPE)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified,” and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940. Effective immediately, all references in the Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-RSPE-PRO-SUP 111824